ING INVESTORS TRUST

ING Van Kampen Growth and Income Portfolio

(“Portfolio”)

Supplement dated June 23, 2010

to the Portfolio’s Adviser Class (“Class ADV”) Prospectus, Institutional Class (“Class I”)

Prospectus, Service Class (“Class S”) Prospectus, and Service 2 Class (“Class S2”) Prospectus

each dated April 30, 2010 (each a “Prospectus” and collectively “Prospectuses”)

On October 29, 2009, Invesco Ltd. (“Invesco”) announced its agreement with Morgan Stanley Investment Management Inc. d/b/a/ Van Kampen (“Van Kampen” or “Van Kampen Asset Management”) to acquire the retail asset management business of Van Kampen, the sub-adviser to the Portfolio (the “Transaction”). The Transaction, which was completed on or about June 1, 2010, resulted in a change of control of Van Kampen and therefore an assignment, as such term is defined for purposes of the Investment Company Act of 1940, as amended (the “1940 Act”), which triggered the automatic termination of the Portfolio’s sub-advisory agreement (“Sub-Advisory Agreement”) previously in place with Van Kampen. Effective June 1, 2010, pursuant to the Portfolio’s Manager-of-Managers Relief, Directed Services LLC, the Portfolio’s investment adviser, entered into a new sub-advisory agreement with Invesco Advisers, Inc., a direct subsidiary of Invesco, on the same terms, compensation structure and portfolio management team as was in place under the Portfolio’s previous Sub-Advisory Agreement with Van Kampen. An information statement detailing the Transaction and the new sub-advisory Agreement is expected to be mailed to shareholders during the third quarter of 2010. Effective June 1, 2010, the Portfolio’s Prospectuses are hereby revised as follows:

1.	The section entitled “Portfolio Management – Sub-Adviser” of the summary section of the Portfolio’s Class ADV Prospectus, Class I Prospectus, Class S Prospectus and Class S2 Prospectus is hereby deleted and replaced with the following:

Sub-Adviser

Invesco Advisers, Inc.

2.	The section entitled “Management of the Portfolios – Morgan Stanley Investment Management Inc.” of the statutory section of the Portfolio’s Class ADV Prospectus, Class I Prospectus, Class S Prospectus and Class S2 Prospectus is hereby deleted in its entirety and replaced with the following:

Invesco Advisers, Inc.

Invesco Advisers, Inc. (“Invesco” or “Sub-Adviser”) is a registered investment adviser and is a direct subsidiary of Invesco Ltd., a publicly traded company that, through its subsidiaries, engages in the business of investment management on an international basis. The principal address of Invesco is 1555 Peachtree Street, N.E., Atlanta, Georgia 30309. As of December 31, 2009, Invesco had approximately $423.1 billion in assets under management.

The following individuals jointly share responsibility for the day-to-day management of ING Van Kampen Growth and Income Portfolio.

Thomas B. Bastian, CFA, Portfolio Manager, joined Invesco in June 2010. Mr. Bastian joined Van Kampen Asset Management, the predecessor to Invesco as sub-adviser to the Portfolio, in an investment management capacity in 2003 and has more than 10 years of investment experience. From 2001 to 2003, Mr. Bastian was a portfolio manager at Eagle Asset Management.

Mark J. Laskin, Portfolio Manager, joined Invesco in June 2010. Mr. Laskin joined Van Kampen Asset Management, the predecessor to Invesco as sub-adviser to the Portfolio, in an investment management capacity in 2000.

Mary Jayne Maly, Portfolio Manager, joined Invesco in June 2010. Ms. Maly joined Van Kampen Asset Management, the predecessor to Invesco as sub-adviser to the Portfolio, in an investment management capacity in 1992.

Sergio Marcheli, Portfolio Manager joined Invesco in June 2010. Mr. Marcheli joined Van Kampen Asset Management, the predecessor to Invesco as sub-adviser to the Portfolio, in an investment management capacity in 2002.

James O. Roeder, Portfolio Manager, joined Invesco in June 2010. Mr. Roeder joined Van Kampen Asset Management, the predecessor to Invesco as sub-adviser to the Portfolio, in an investment management capacity in 1999.

Historical sub-adviser/name and strategies information:
Effective Date	Portfolio Name	Sub-Adviser
6/1/10	ING Van Kampen Growth and Income Portfolio	Invesco Advisers, Inc.*
01/30/02	ING Van Kampen Growth and Income Portfolio**	Van Kampen
*	Name change of Sub-Adviser changed due to a change in control.
**	Change in principal investment strategies and sub-adviser. Performance prior to this date is attributable to the previous sub-adviser.

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ING INVESTORS TRUST

ING Van Kampen Growth and Income Portfolio

(“Portfolio”)

Supplement dated June 23, 2010

to the Portfolio’s Adviser Class (“Class ADV”), Institutional Class (“Class I”), Service Class

(“Class S”), and Service 2 Class (“Class S2”)

Statement of Additional Information (“SAI”) dated April 30, 2010

On October 29, 2009, Invesco Ltd. (“Invesco”) announced its agreement with Morgan Stanley Investment Management Inc. d/b/a/ Van Kampen (“Van Kampen” or “Van Kampen Asset Management”) to acquire the retail asset management business of Van Kampen, the sub-adviser to the Portfolio (the “Transaction”). The Transaction, which was completed on or about June 1, 2010, resulted in a change of control of Van Kampen and therefore an assignment, as such term is defined for purposes of the Investment Company Act of 1940, as amended (the “1940 Act”), which triggered the automatic termination of the Portfolio’s sub-advisory agreement (“Sub-Advisory Agreement”) previously in place with Van Kampen. Effective June 1, 2010, pursuant to the Portfolio’s Manager-of-Managers Relief, Directed Services LLC, the Portfolio’s investment adviser, entered into a new sub-advisory agreement with Invesco Advisers, Inc., a direct subsidiary of Invesco, on the same terms, compensation structure and portfolio management team as was in place under the Portfolio’s previous Sub-Advisory Agreement with Van Kampen. An information statement detailing the Transaction and the new sub-advisory Agreement is expected to be mailed to shareholders during the third quarter of 2010. Effective June 1, 2010, the Portfolio’s SAI is hereby revised as follows:

1.	The section of the Portfolio’s SAI entitled “Other Information About Portfolio Managers – Van Kampen Growth and Income Portfolio – Sub-Adviser” is hereby deleted in its entirety and replaced with the following

Sub-Adviser

Invesco Advisers, Inc. (“Invesco”)

2.	The section of the Portfolio’s SAI entitled “Other Information About Portfolio Managers – Van Kampen Growth and Income Portfolio – Potential Conflicts of Interest” is hereby deleted in its entirety and replaced with the following:

Potential Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and/or other accounts may be presented with one or more of the following potential conflicts:

The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. Invesco seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other funds and/or accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Invesco Funds.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. To deal with these situations, Invesco has adopted procedures for allocating portfolio transactions across multiple accounts.

Invesco determines which broker to use to execute each order for securities transactions for the fund(s), consistent with its duty to seek best execution of the transaction. However, for certain other accounts (such as mutual funds for which Invesco or an affiliate acts as sub-adviser, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), Invesco may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for the fund(s) in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the fund(s) or other account(s) involved.

Finally, the appearance of a conflict of interest may arise where Invesco has an incentive, such as a performance-based management fee, which relates to the management of one fund or account but not all funds and accounts for which a portfolio manager has day-to-day management responsibilities.

Invesco has adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

3.	The section of the Portfolio’s SAI entitled “Other Information About Portfolio Managers – Van Kampen Growth and Income Portfolio – Compensation Structure of Portfolio Managers” is hereby deleted in its entirety and replaced with the following:

Description of Compensation Structure

Invesco seeks to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. Portfolio managers receive a base salary, an incentive bonus opportunity, and an equity compensation opportunity. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote competitive fund performance. Invesco evaluates competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each portfolio manager’s compensation consists of the following three elements:

Base Salary. Each portfolio manager is paid a base salary. In setting the base salary, Invesco’s intention is to be competitive in light of the particular portfolio manager’s experience and responsibilities.

Annual Bonus. The portfolio managers are eligible, along with other employees of Invesco, to participate in a discretionary year-end bonus pool. The Compensation Committee of Invesco Ltd. reviews and approves the amount of the bonus pool available for Invesco’s investment centers. The Compensation Committee of Invesco Ltd. considers investment performance and financial results in its review. In addition, while having no direct impact on individual bonuses, assets under management are considered when determining the starting bonus funding levels. Each portfolio manager is eligible to receive an annual cash bonus which is based on quantitative (i.e. investment performance) and non-quantitative factors (which may include, but are not limited to, individual performance, risk management and teamwork).

Each portfolio manager’s compensation is linked to the pre-tax investment performance of the funds/accounts managed by the portfolio manager as described in table below:

Sub-Adviser	Performance time period[1]
Invesco [2,3]	One-, Three- and Five-year performance against Fund peer group.

[1]	Rolling time periods based on calendar year-end.
[2]

Portfolio Managers may be granted a short-term award that vests on a pro-rata basis over a four year period and final payments are based on the performance of eligible Invesco Funds selected by the portfolio manager at the time the award is granted.

[3]

Portfolio Managers for Van Kampen Growth and Income Portfolio’s compensation is based on the one-, three- and five-year performance against the Portfolio’s peer group. Furthermore, for the portfolio manager(s) formerly managing the predecessor funds to the Invesco Funds in this footnote 3, they also have a ten-year performance measure.

High investment performance (against applicable peer group and/or benchmarks) would deliver compensation generally associated with top pay in the industry (determined by reference to the third-party provided compensation survey information) and poor investment performance (versus applicable peer group) would result in low bonus compared to the applicable peer group or no bonus at all. These decisions are reviewed and approved collectively by senior leadership which has responsibility for executing the compensation approach across the organization.

Equity-Based Compensation. Portfolio managers may be granted an award that allows them to select receipt of shares of certain Invesco Funds with a vesting period as well as common shares and/or restricted shares of Invesco Ltd. stock from pools determined from time to time by the Compensation Committee of Invesco Ltd.’s Board of Directors. Awards of equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees.

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